EXHIBIT 10.16



                                Time Warner Inc.
                                   <<Plan Name>>

                    Notice of Grant of Restricted Stock Units

     TIME WARNER INC. (the "Company"), pursuant to the Company's <<Plan Name>> (the "Plan"), hereby grants (the "Award") to the undersigned Participant the following restricted stock units (the "RSUs"), subject to the terms and conditions of this Notice, the <<Restricted Stock Unit Agreement>> and the Plan. Each RSU represents the unfunded, unsecured right of the Participant to receive a Share on the date(s) specified herein. The Plan and the Restricted Stock Unit Agreement, both of which are incorporated into and made a part of this Notice, can be accessed and printed through the HR Website (http://infocenter.twi.com).

          1.   Name:                            ID:

          2.   Grant  Information  for this Award:
               Restricted  Stock Unit Grant Number:
               Date of Grant:
               Total Number of  Restricted  Stock Units Granted:

          3.   The vesting dates shall be:

                  Units                           Vesting Date



               subject to earlier forfeiture in certain circumstances, including termination of Employment, and accelerated issuance or transfer, as provided in the Restricted Stock Unit Agreement and the Plan.


     IN WITNESS WHEREOF, the Company has caused this Notice to be signed by its duly authorized officer or agent as of the ____ day of ____, ______.

                                                             Time Warner Inc.

                                                             By:________________
Accepted and Agreed to:

Holder:    _______________________
               (Signature)
Home Address:                                        Business Address:

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